                                                                    EXHIBIT 10.4

                                INTERFACE, INC.

                           NONQUALIFIED SAVINGS PLAN


         Effective as of the 1st day of January, 2002, Interface, Inc. (the "Controlling Company") hereby amends and restates the Interface, Inc. Nonqualified Savings Plan (the "Plan").


                             BACKGROUND AND PURPOSE

         A. BACKGROUND. The Plan was initially adopted effective January 1, 1997. The Plan, as set forth in this plan document, is an amendment and restatement and continuation of the Plan as previously set forth. This restatement generally is effective as of January 1, 2002.

         B. GOAL. The Controlling Company desires to provide its designated key management and highly compensated employees (and those of its affiliated companies that participate in the Plan) with an opportunity (i) to defer the receipt and income taxation of a portion of such employees' annual compensation, and (ii) to receive, on a deferred basis, matching contributions made with respect to at least a portion of such employees' own deferrals.

         C. COORDINATION WITH 401(K) PLAN. The Plan is intended to allow eligible employees to maximize the retirement benefits they otherwise would be able to attain under the Controlling Company's 401(k) plan (or the 401(k) plan of a participating affiliate company), but for the limits on contributions and benefits applicable to such plan under the Internal Revenue Code of 1986, as amended (the "Code"); including, without limitation, the maximum limits on compensation, employee deferrals and allocations (under Code Sections 401(a)(17), 402(g) and 415, respectively); and the discrimination testing limits (under Code Sections 401(k) and 401(m)).

         D. PURPOSE OF THIS RESTATEMENT. The purpose of this amendment and restatement of the Plan document is to incorporate amendments made to the Plan since its adoption, and to provide employees with the ability to select deemed investments for the investment of their deferred amounts.

         E. TYPE OF PLAN. The Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.


                             STATEMENT OF AGREEMENT

         To amend and restate the Plan with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions as follows:

                                INTERFACE, INC.
                           NONQUALIFIED SAVINGS PLAN

                               TABLE OF CONTENTS


                                                                                                                PAGE
ARTICLE I DEFINITIONS.............................................................................................1

   1.1      ACCOUNT...............................................................................................1
   1.2      ADMINISTRATIVE COMMITTEE..............................................................................1
   1.3      BENEFICIARY...........................................................................................1
   1.4      BOARD.................................................................................................1
   1.5      CAUSE.................................................................................................1
   1.6      CHANGE IN CONTROL.....................................................................................1
   1.7      CODE..................................................................................................2
   1.8      COMPENSATION..........................................................................................2
   1.9      CONTROLLED GROUP......................................................................................2
   1.10     CONTROLLING COMPANY...................................................................................2
   1.11     DEFERRAL CONTRIBUTIONS................................................................................2
   1.12     DEFERRAL ELECTION.....................................................................................2
   1.13     DISABILITY OR DISABLED................................................................................3
   1.14     DISCRETIONARY CONTRIBUTIONS...........................................................................3
   1.15     EFFECTIVE DATE........................................................................................3
   1.16     ELIGIBLE EMPLOYEE.....................................................................................3
   1.17     ERISA.................................................................................................3
   1.18     FINANCIAL HARDSHIP....................................................................................3
   1.19     INVESTMENT ELECTION...................................................................................4
   1.20     INVESTMENT FUNDS......................................................................................4
   1.21     INVOLUNTARY TERMINATION...............................................................................4
   1.22     MATCHING CONTRIBUTIONS................................................................................4
   1.23     PARTICIPANT...........................................................................................4
   1.24     PARTICIPATING COMPANY.................................................................................4
   1.25     PERMITTED HOLDERS.....................................................................................4
   1.26     PLAN..................................................................................................4
   1.27     PLAN YEAR.............................................................................................4
   1.28     SAVINGS AND INVESTMENT PLAN...........................................................................4
   1.29     SURVIVING SPOUSE......................................................................................4
   1.30     TRUST OR TRUST AGREEMENT..............................................................................5
   1.31     TRUSTEE...............................................................................................5
   1.32     TRUST FUND............................................................................................5
   1.33     VALUATION DATE........................................................................................5
   1.34     VOLUNTARY TERMINATION.................................................................................5
   1.35     VOTING STOCK..........................................................................................5
   1.36     YEAR OF SERVICE.......................................................................................5

ARTICLE II ELIGIBILITY AND PARTICIPATION..........................................................................6

   2.1      ELIGIBILITY...........................................................................................6
      (a)      Annual Participation...............................................................................6
      (b)      Interim Plan Year Participation....................................................................6
   2.2      PROCEDURE FOR ADMISSION...............................................................................6
   2.3      CESSATION OF ELIGIBILITY..............................................................................7
      (a)      Decrease in 401(k) Plan Contributions..............................................................7
      (b)      Cessation of Eligible Status.......................................................................7
      (c)      Inactive Participant Status........................................................................7

ARTICLE III PARTICIPANTS' ACCOUNTS; DEFERRALS AND CREDITING.......................................................8

   3.1      PARTICIPANTS' ACCOUNTS................................................................................8
      (a)      Establishment of Accounts..........................................................................8
      (b)      Nature of Contributions and Accounts...............................................................8
      (c)      Several Liabilities................................................................................8
      (d)      General Creditors..................................................................................8
   3.2      DEFERRAL CONTRIBUTIONS................................................................................8
      (a)      Effective Date.....................................................................................9
         (i)   Initial Deferral Election..........................................................................9
         (ii)     Subsequent Deferral Election....................................................................9
      (b)      Term...............................................................................................9
      (c)      Amount.............................................................................................9
      (d)      Revocation.........................................................................................9
      (e)      Crediting of Deferred Compensation................................................................10
   3.3      MATCHING CONTRIBUTIONS...............................................................................10
      (a)      Amount............................................................................................10
      (b)      Time of Crediting.................................................................................10
   3.4      DISCRETIONARY CONTRIBUTIONS..........................................................................10
   3.5      DEBITING OF DISTRIBUTIONS............................................................................11
   3.6      CREDITING OF EARNINGS................................................................................11
      (a)      Rate of Return....................................................................................11
      (b)      Amount Invested...................................................................................11
      (c)      Determination of Amount...........................................................................11
   3.7      VESTING..............................................................................................11
      (a)      General...........................................................................................11
      (b)      Change in Control.................................................................................12
   3.8      NOTICE TO PARTICIPANTS OF ACCOUNT BALANCES...........................................................12
   3.9      GOOD FAITH VALUATION BINDING.........................................................................12
   3.10     ERRORS AND OMISSIONS IN ACCOUNTS.....................................................................12

ARTICLE IV INVESTMENT FUNDS......................................................................................13

   4.1      SELECTION BY ADMINISTRATIVE COMMITTEE................................................................13
   4.2      PARTICIPANT DIRECTION OF DEEMED INVESTMENTS..........................................................13
      (a)      Nature of Participant Direction...................................................................13
      (b)      Investment of Contributions.......................................................................13
      (c)      Administrative Committee Discretion...............................................................14

ARTICLE V PAYMENT OF ACCOUNT BALANCES............................................................................15

   5.1      BENEFIT PAYMENTS UPON TERMINATION OF SERVICE FOR REASONS OTHER THAN DEATH............................15
      (a)      General Rule Concerning Benefit Payments..........................................................15
      (b)      Timing of Distribution............................................................................15
   5.2      FORM OF DISTRIBUTION.................................................................................16
      (a)      Single-Sum Payment................................................................................16
      (b)      Annual Installments...............................................................................16
   5.3      DEATH BENEFITS.......................................................................................17
   5.4      IN-SERVICE DISTRIBUTIONS.............................................................................17
      (a)      Hardship Distributions............................................................................17
      (b)      Distributions with Forfeiture.....................................................................17
   5.5      BENEFICIARY DESIGNATION..............................................................................18
      (a)      General...........................................................................................18
      (b)      No Designation or Designee Dead or Missing........................................................18
   5.6      TAXES................................................................................................18

ARTICLE VI CLAIMS................................................................................................20

   6.1      CLAIMS...............................................................................................20
      (a)      Initial Claim.....................................................................................20
      (b)      Appeal............................................................................................20
      (c)      Satisfaction of Claims............................................................................20

ARTICLE VII SOURCE OF FUNDS; TRUST...............................................................................21

   7.1      SOURCE OF FUNDS......................................................................................21
   7.2      TRUST................................................................................................21
      (a)      Establishment.....................................................................................21
      (b)      Distributions.....................................................................................21
      (c)      Status of the Trust...............................................................................21
      (d)      Change in Control.................................................................................21

ARTICLE VIII ADMINISTRATIVE COMMITTEE............................................................................23

   8.1      ACTION...............................................................................................23
   8.2      RIGHTS AND DUTIES....................................................................................23
   8.3      COMPENSATION, INDEMNITY AND LIABILITY................................................................24

ARTICLE IX AMENDMENT AND TERMINATION.............................................................................25

   9.1      AMENDMENTS...........................................................................................25
   9.2      TERMINATION OF PLAN..................................................................................25

ARTICLE X MISCELLANEOUS..........................................................................................26

   10.1     TAXATION.............................................................................................26
   10.2     NO EMPLOYMENT CONTRACT...............................................................................26
   10.3     HEADINGS.............................................................................................26
   10.4     GENDER AND NUMBER....................................................................................26
   10.5     ASSIGNMENT OF BENEFITS...............................................................................26
   10.6     LEGALLY INCOMPETENT..................................................................................26
   10.7     GOVERNING LAW........................................................................................27

                                   ARTICLE I
                                  DEFINITIONS


         For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meaning set forth below unless a different meaning plainly is required by the context.

         1.1 ACCOUNT SHALL MEAN, WITH RESPECT TO A PARTICIPANT OR BENEFICIARY, THE TOTAL DOLLAR AMOUNT OR VALUE EVIDENCED BY THE LAST BALANCE POSTED IN ACCORDANCE WITH THE TERMS OF THE PLAN TO THE ACCOUNT RECORD ESTABLISHED FOR SUCH PARTICIPANT OR BENEFICIARY.

         1.2 ADMINISTRATIVE COMMITTEE shall mean the administrative committee of the Savings and Investment Plan, or such other committee as shall be appointed by the Board, which shall act on behalf of the Controlling Company to administer the Plan, all as provided in Article VIII.

         1.3 BENEFICIARY shall mean, with respect to a Participant, the person(s) designated in accordance with Section 5.5 to receive any death benefits that may be payable under the Plan upon the death of the Participant.

         1.4      BOARD shall mean the Board of Directors of the Controlling
Company.

         1.5 CAUSE shall mean (i) an act that constitutes, on the part of a Participant, (A) fraud, dishonesty, gross negligence, or willful misconduct and (B) that directly results in material injury to the Controlling Company or any member of the Controlled Group, or (ii) the Participant's conviction of a felony or other crime involving moral turpitude. A termination of the Participant shall not be considered a termination for Cause based on clause (i) of the preceding sentence unless, at least 30 days before such termination is effective, the Participating Company gives written notice of such termination to the Participant specifying the conduct deemed to qualify as Cause, and the Participating Company gives the Participant at least 30 days to remedy the events or circumstances constituting Cause to the reasonable satisfaction of the Controlling Company. A termination for Cause based on clause (ii) above shall take effect immediately upon the Controlling Company's delivery of the termination notice.

         1.6 CHANGE IN CONTROL shall mean and be deemed to occur on the earliest of, and upon any subsequent occurrence of, the following:

                  (a) During such period as the holders of the Controlling Company's Class B common stock are entitled to elect a majority of the Controlling Company's Board of Directors, the Permitted Holders shall at any time fail to be the "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) of a majority of the issued and outstanding shares of the Controlling Company's Class B common stock;

                  (b) At any time during which the holders of the Controlling Company's Class B common stock have ceased to be entitled to elect a majority of the Controlling Company's Board of Directors, the acquisition by any "person", "entity", or "group" of "beneficial ownership" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, and rules promulgated thereunder) of more than 30 percent of the Voting Stock;

                  (c) The effective time of (i) a merger, consolidation or other business combination of the Controlling Company with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Controlling Company immediately prior to such merger or consolidation hold less than 51 percent of the Voting Stock of the surviving or resulting corporation, or (ii) a transfer of all or substantially all of the property or assets of the Controlling Company other than to an entity of which the Controlling Company owns at least 51 percent of the Voting Stock, or (iii) a plan of complete liquidation of the Controlling Company; and

                  (d) The election to the Board of Directors of the Controlling Company, without the recommendation or approval of Ray C. Anderson if he is then serving on the Board of Directors, or if he is not then serving, of the incumbent Board of Directors of the Controlling Company, of the lesser of (i) four directors, or (ii) directors constituting a majority of the number of directors of the Controlling Company then in office.

         1.7 CODE shall mean the Internal Revenue Code of 1986, as amended, and any succeeding federal tax provisions.

         1.8 COMPENSATION shall mean, for a Participant for any Plan Year, the total of such Participant's compensation that would be used under the Savings and Investment Plan, for purposes of determining the amount of his before-tax and matching contributions thereunder, if he were an active participant in the Savings and Investment Plan during the portion of such Plan Year that he is an active Participant herein, plus his Deferral Contributions for such Plan Year; provided, for purposes of calculating a Participant's Compensation hereunder, the maximum compensation limit under Code Section 401(a)(17) shall be disregarded.

         1.9 CONTROLLED GROUP shall mean all of the companies that are either (i) members of the same controlled group of corporations (within the meaning of Code Section 414(b)), or (ii) under common control (within the meaning of Code Section 414(c)), with the Controlling Company.

         1.10 CONTROLLING COMPANY shall mean Interface, Inc., a corporation with its principal place of business in Atlanta, Georgia.

         1.11 DEFERRAL CONTRIBUTIONS shall mean, for each Plan Year, that portion of a Participant's Compensation deferred under the Plan pursuant to
Section 3.2.

         1.12 DEFERRAL ELECTION shall mean a written election form (or election in any other format permitted by the Administrative Committee) on which a Participant may elect to defer under the Plan a portion of his Compensation.

         1.13 DISABILITY OR DISABLED shall mean a Participant's inability, as a result of physical or mental incapacity, to substantially perform his duties for the Controlling Company or any member of the Controlled Group on a full-time basis for a period of 6 months.

         1.14 DISCRETIONARY CONTRIBUTIONS shall mean, for each Plan Year, the amount credited to a Participant's Account pursuant to Section 3.4.

         1.15 EFFECTIVE DATE shall mean January 1, 2002, the date that this amendment and restatement shall generally be effective. The Plan was initially effective November 1, 1997.

         1.16 ELIGIBLE EMPLOYEE shall mean, for a Plan Year or portion of a Plan Year, an individual:

                  (a) Who is a member of a select group of highly compensated or key management employees who the Administrative Committee, in its sole discretion, determines is eligible to participate in the Plan; and

                  (b) Who has satisfied the minimum compensation and/or other classification requirements, if any, established from time to time by the Administrative Committee.

         1.17 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.18 FINANCIAL HARDSHIP shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of the Participant's dependent [as defined in Code Section 152(a)], loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Financial Hardship shall be determined by the Administrative Committee on the basis of the facts of each case, including information supplied by the Participant in accordance with uniform guidelines prescribed from time to time by the Administrative Committee; provided, the Participant will be deemed not to have a Financial Hardship to the extent that such hardship is or may be relieved:

                  (a) Through reimbursement or compensation by insurance or otherwise;

                  (b) By liquidation of the Participant's assets, to the extent the liquidation of assets would not itself cause severe financial hardship; or

                  (c)      By cessation of deferrals under the Plan.

Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home.

         1.19 INVESTMENT ELECTION shall mean an election, made in such form as the Administrative Committee may direct, pursuant to which a Participant may elect the Investment Funds in which the amounts credited to his Account shall be deemed to be invested.

         1.20 INVESTMENT FUNDS shall mean the investment funds selected from time to time by the Administrative Committee for purposes of determining the rate of return on amounts deemed invested pursuant to the terms of the Plan.

         1.21 INVOLUNTARY TERMINATION shall mean termination of employment with the Controlling Company and all other members of the Controlled Group that is involuntary on the part of a Participant and that occurs for reasons other than for (i) Cause, (ii) Disability, or (iii) the Participant's death .

         1.22 MATCHING CONTRIBUTIONS shall mean, for each Plan Year, the amount credited to a Participant's Account pursuant to Section 3.3.

         1.23 PARTICIPANT shall mean any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of Article II.

         1.24 PARTICIPATING COMPANY shall mean the Controlling Company and the participating companies as listed on Schedule A in the Savings and Investment Plan.

         1.25     PERMITTED HOLDERS shall mean the individuals listed on
Schedule 10.11 to the Second Amended and Restated Credit Agreement dated as of June 25, 1997, by and among the Controlling Company, certain of its subsidiaries, SunTrust Bank and the other banks parties thereto (regardless of whether said agreement is terminated or continues in force and effect); provided that, for purposes of this definition, the reference to each such individual shall be deemed to include the members of such individual's immediate family, such individual's estate, and any trusts created by such individual for the benefit of members of such individual's immediate family.

         1.26 PLAN shall mean the Interface, Inc. Nonqualified Savings Plan, as contained herein and all amendments hereto. For tax purposes and purposes of Title I of ERISA, the Plan is intended to be an unfunded, nonqualified deferred compensation plan covering certain designated employees who are within a select group of key management or highly compensated employees.

         1.27 PLAN YEAR shall mean the 12-consecutive-month period ending on December 31 of each year.

         1.28 SAVINGS AND INVESTMENT PLAN shall mean the Interface, Inc. Savings and Investment Plan, and any successor plan thereto.

         1.29 SURVIVING SPOUSE shall mean, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides.

The determination of a Participant's Surviving Spouse shall be made as of the date of such Participant's death.

         1.30 TRUST OR TRUST AGREEMENT shall mean the separate agreement or agreements between the Controlling Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

         1.31 TRUSTEE shall mean the party or parties so designated from time to time pursuant to the terms of the Trust Agreement.

         1.32 TRUST FUND shall mean the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

         1.33 VALUATION DATE shall mean any business day during the Plan Year on which the value of a Participant's Account must be determined for any reason under the Plan.

         1.34 VOLUNTARY TERMINATION shall mean termination of employment with the Controlling Company and all other members of the Controlled Group that is voluntary on the part of the Participant, and, in the judgment of the Participant, is due to (i) a reduction of the Participant's responsibilities, title or status resulting from a formal change in such title or status, or from the assignment to the Participant of any duties inconsistent with his title, duties or responsibilities in effect within the year prior to a Change in Control; (ii) a reduction in the Participant's compensation or benefits, or
(iii) an employer-required involuntary relocation of the Participant's place of residence or a significant increase in the Participant's travel requirements. A termination shall not be considered voluntary if such termination is the result of Cause, Disability or the Participant's death.

         1.35 VOTING STOCK shall mean the Controlling Company's outstanding capital stock entitled to vote for the election of directors.

         1.36 YEAR OF SERVICE shall mean, with respect to a Participant, the number of whole 12-month periods of service the Participant has with the Controlling Company and the members of the Controlled Group. In determining a Participant's number of whole 12-month periods of service for purposes of the Plan, nonsuccessive periods of service shall be aggregated on the basis of days of service, with 365 days (366 days in a leap year) of service equal to one Year of Service. Periods of service of less than 365 days (366 days in a leap year) shall be disregarded. To the extent determined by the Administrative Committee, set forth on a schedule hereto, and not otherwise counted hereunder, a Participant's periods of employment with one or more companies or enterprises acquired by or merged into, or all or a portion of the assets or business of which are acquired by, the Controlling Company or any member of the Controlled Group, shall be taken into account in determining his Years of Service.

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION


         2.1      ELIGIBILITY.

                  (a) ANNUAL PARTICIPATION. Each individual who is both an Eligible Employee and eligible to participate in the Savings and Investment Plan as of the first day of a Plan Year shall be eligible to participate in the Plan for the entire Plan Year. Such individual's participation shall become effective as of the first day of such Plan Year (assuming he satisfies the procedures for admission described below).

                  (b)      INTERIM PLAN YEAR PARTICIPATION.

                           (i)      Each individual who is both an Eligible
Employee and eligible to participate in the Savings and Investment Plan as of the Effective Date shall be eligible to participate in the Plan. Such individual's participation shall become effective as of the Effective Date (assuming he satisfies the procedures for admission described below).

                           (ii)     Each individual who is an Eligible Employee
and who becomes eligible to participate in the Savings and Investment Plan during a Plan Year shall be eligible to participate in the Plan for a portion of such Plan Year. Such individual's participation shall become effective as of the first day of the calendar month coinciding with or next following the date he becomes eligible to participate in the Savings and Investment Plan (assuming he satisfies the procedures for admission described below).

                           (iii)    Each individual who is an Eligible
Employee, but who is not yet eligible to participate in the Savings and Investment Plan, in the sole discretion of the Administrative Committee (which may make such a determination on an individual-by-individual basis), may be eligible to participate in the Plan for a portion of any Plan Year before he otherwise becomes eligible to participate pursuant to this Section 2.1. Such individual's participation shall become effective as of the date specified by the Administrative Committee (assuming he satisfies the procedures for admission described below).

         2.2      PROCEDURE FOR ADMISSION.

                  Each Eligible Employee shall become a Participant (i) for Eligible Employees eligible to participate in the Savings and Investment Plan, by electing to make to such plan the maximum percentage before-tax contributions permitted thereunder; and (ii) by completing such forms and providing such data in a timely manner, as are required by the Administrative Committee as a precondition of participation in the Plan. Such forms and data may include, without limitation, a Deferral Election, the Eligible Employee's acceptance of the terms and conditions of the Plan, and the designation of a Beneficiary to receive any death benefits payable hereunder.

         2.3      CESSATION OF ELIGIBILITY.

                  (a) DECREASE IN 401(K) PLAN CONTRIBUTIONS. An Eligible Employee's participation in the Plan for any Plan Year shall cease immediately as of the time he elects to reduce his before-tax contributions to the Savings and Investment Plan below the maximum percentage permitted thereunder or if, for any reason, the level of such before-tax contributions are or decrease below such amount; and such Eligible Employee shall be deemed to have revoked his Deferral Election for such Plan Year pursuant to the terms of Section 3.2(d).

                  (b) CESSATION OF ELIGIBLE STATUS. The Administrative Committee may remove an employee from active participation in the Plan if, as of any day during a Plan Year, he ceases to satisfy the criteria which qualified him as an Eligible Employee, in which case his deferrals under the Plan shall cease.

                  (c) INACTIVE PARTICIPANT STATUS. Even if his active participation in the Plan ends, an employee shall remain an inactive Participant in the Plan until the earlier of (i) the date the full amount of his vested Account (if any) is distributed from the Plan, or (ii) the date he again becomes an Eligible Employee and recommences participation in the Plan. During the period of time that an employee is an inactive Participant in the Plan, his vested Account shall continue to be credited with earnings as provided for in Section 3.6.

                                  ARTICLE III
                PARTICIPANTS' ACCOUNTS; DEFERRALS AND CREDITING


         3.1      PARTICIPANTS' ACCOUNTS.

                  (a) ESTABLISHMENT OF ACCOUNTS. The Administrative Committee shall establish and maintain, on behalf of each Participant, an Account. Each Account shall be credited with (i) Deferral Contributions, (ii) Matching Contributions, (iii) Discretionary Contributions, and (iv) earnings attributable to such Account, and shall be debited by distributions. Each Account of a Participant shall be maintained until the vested value thereof has been distributed to or on behalf of such Participant or his Beneficiary.

                  (b) NATURE OF CONTRIBUTIONS AND ACCOUNTS. The amounts credited to a Participant's Account shall be represented solely by bookkeeping entries. Except as provided in Article VII, no monies or other assets shall actually be set aside for such Participant, and all payments to a Participant under the Plan shall be made from the general assets of the Participating Companies.

                  (c) SEVERAL LIABILITIES. Each Participating Company shall be severally (and not jointly) liable for the payment of benefits under the Plan in an amount equal to the total of (i) all undistributed Deferral Contributions withheld from Participants' Compensation paid or payable by each such Participating Company, (ii) all undistributed Matching Contributions attributable to Deferral Contributions described in clause (i) hereof, (iii) all undistributed Discretionary Contributions attributable to such contributions made for periods while the benefiting Participants were employed by such Participating Company, and (iv) all undistributed earnings attributable thereto. The Administrative Committee shall allocate the total liability to pay benefits under the Plan among the Participating Companies pursuant to this formula, and the Administrative Committee's determination shall be final and binding.

                  (d) GENERAL CREDITORS. Any assets which may be acquired by a Participating Company in anticipation of its obligations under the Plan shall be part of the general assets of such Participating Company. A Participating Company's obligation to pay benefits under the Plan constitutes a mere promise of such Participating Company to pay such benefits, and a Participant or Beneficiary shall be and remain no more than an unsecured, general creditor of such Participating Company.

         3.2      DEFERRAL CONTRIBUTIONS.

                  Each Eligible Employee who is or becomes eligible to participate in the Plan for all or any portion of a Plan Year may elect to have Deferral Contributions made on his behalf for such Plan Year by completing and delivering to the Administrative Committee (or its designee) a Deferral Election setting forth the terms of his election. Subject to the terms and conditions set forth below, a Deferral Election may provide for the reduction of an Eligible Employee's Compensation payable in each paycheck (including any bonus checks) earned during the Plan

Year for which the Deferral Election is in effect. Subject to any modifications, additions or exceptions that the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms shall apply to such elections:

                  (a)      EFFECTIVE DATE.

                           (i)      INITIAL DEFERRAL ELECTION. A Participant's
initial Deferral Election with respect to his Compensation for any Plan Year shall be effective for the first paycheck earned after the date the Deferral Election becomes effective. To be effective, a Participant's initial Deferral Election must be made within the time period prescribed by the Administrative Committee (generally, before the first day of the Plan Year for which Deferral Contributions will be made, or, if later, before the date on which his participation becomes effective pursuant to Plan Section 2.1(b)). If an Eligible Employee fails to submit a Deferral Election in a timely manner, he shall be deemed to have elected not to participate in the Plan for that Plan Year.

                           (ii)     SUBSEQUENT DEFERRAL ELECTION. A
Participant's subsequent Deferral Election with respect to his Compensation for any Plan Year must be made on or before the last day of the Plan Year immediately preceding the Plan Year for which he desires to participate and in which the Compensation to be deferred is earned.

                  (b) TERM. Each Participant's Deferral Election shall remain in effect for all such Compensation earned during a Plan Year and subsequent Plan Years until the earliest of (i) the date the Participant ceases to be an active Participant for such Plan Year, (ii) the date the Participant makes a subsequent Deferral Election applicable for a subsequent Plan Year, or
(iii) the date the Participant revokes such Deferral Election. If a Participant is transferred from the employment of one Participating Company to the employment of another Participating Company, his Deferral Election with the first Participating Company will remain in effect and will apply to his Compensation from the second Participating Company until the earliest of those events set forth in the preceding sentence.

                  (c) AMOUNT. A Participant may elect to defer his Compensation payable in each paycheck in 1 percent increments, up to a maximum of 15 percent, minus the maximum percentage before-tax contributions permitted under the Savings and Investment Plan (or such other maximum percentage and/or amount, if any, established by the Administrative Committee from time-to-time). Because Code Section 401(a)(17) limits the amount of compensation that may be taken into account in determining the amount of a participant's before-tax contributions to the Savings and Investment Plan, the percentage of Compensation that a Participant elects to defer under the Plan for a Plan Year will not be reduced by the maximum percentage before-tax contributions permitted under those plans once the Participant's compensation exceeds the Code Section 401(a)(17) limit for the Plan Year.

                  (d) REVOCATION. A Participant may revoke his Deferral Election by delivering a written notice of revocation to the Administrative Committee, and such revocation shall be effective as soon as practicable after the date on which it is received by the Administrative Committee. (See also
Section 2.3(a)). A Participant who revokes a Deferral Election may enter into a new Deferral Election with respect to his Compensation for any subsequent Plan Year by making such Deferral Election on or before the last day of the Plan Year immediately preceding the Plan Year for which he desires to participate and in which the Compensation to be deferred is earned.

                  (e) CREDITING OF DEFERRED COMPENSATION. For each Plan Year that a Participant has a Deferral Election in effect, the Administrative Committee shall credit the amount of such Participant's Deferral Contributions to his Account on, or as soon as practicable after, the Valuation Date on which such amount would have been paid to him but for his Deferral Election.

         3.3      MATCHING CONTRIBUTIONS.

                  (a) AMOUNT. The Administrative Committee shall credit to each Participant's Account for each Plan Year a Matching Contribution equal to the difference between:

                           (i)      50 percent multiplied by the lesser of (A)
the sum of the Participant's deferrals to the Savings and Investment Plan for such Plan Year, plus the Participant's deferrals to the Plan for such Plan Year, or (B) 4 percent of the Participant's Compensation for such Plan Year; and

                           (ii)     The total amount of matching contributions
made to the Participant's account under the Savings and Investment Plan for such Plan Year.

                  (b) TIME OF CREDITING. A Participant's matching contributions for a Plan Year will be credited to his Account as of the earlier of (i) the date a Participant's employment with the Controlling Company and all other members of the Controlled Group terminates during that Plan Year, or (ii) the first day of the immediately following Plan Year (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time).

         3.4      DISCRETIONARY CONTRIBUTIONS.

                  The Administrative Committee may, but shall not be required to, credit to a Participant's Account for any Plan Year a Discretionary Contribution. The amount and timing of any such Discretionary Contribution shall be determined in the discretion of the Administrative Committee.

         3.5      DEBITING OF DISTRIBUTIONS.

                  As of each Valuation Date, the Administrative Committee shall debit each Participant's Account for any amount distributed from such Account since the immediately preceding Valuation Date.

         3.6      CREDITING OF EARNINGS.

                  As of each Valuation Date, the Administrative Committee shall credit to each Participant's Account the amount of earnings and/or losses applicable thereto for the period since the immediately preceding Valuation Date. Such crediting of earnings and/or losses shall be effected as of each Valuation Date, as follows:

                  (a) RATE OF RETURN. The Administrative Committee shall first determine a rate of return for the period since the immediately preceding Valuation Date for each of the Investment Funds;

                  (b) AMOUNT INVESTED. The Administrative Committee next shall determine the amount of (i) each Participant's Account that was deemed invested in each Investment Fund as of the immediately preceding Valuation Date; plus (ii) the amount of Deferral Contributions and Company Contributions credited to his Account since the immediately preceding Valuation Date; minus
(iii) the amount of any distributions debited from the amount determined in clause (A) and (B) since the immediately preceding Valuation Date; and

                  (c) DETERMINATION OF AMOUNT. The Administrative Committee shall then apply the rate of return for each Investment Fund for such Valuation Date (as determined in subsection (a) hereof) to the amount of the Participant's Account deemed invested in such Investment Fund for such Valuation Date (as determined in subsection (b) hereof), and the total amount of earnings and/or losses resulting therefrom shall be credited to such Participant's Account as of the applicable Valuation Date.

         3.7      VESTING.

                  (a) GENERAL. A Participant shall at all times be fully vested in his Deferral Contributions, and the earnings credited to his Account with respect to such Deferral Contributions. The Matching and Discretionary Contributions credited to a Participant's Account and the earnings credited with respect thereto shall vest in accordance with the following vesting schedule based on the Participant's Years of Service:

    Years of Service                            Vested Percentage of Participant's
Completed by Participant                    Matching and Discretionary Contributions
------------------------                    ----------------------------------------
Less than 1 year                                              0%
1 year or more                                               20%
2 years or more                                              40%
3 years or more                                              60%
4 years or more                                             80%
5 years or more                                            100%

Notwithstanding the foregoing, a Participant shall become 100 percent vested in the Matching and Discretionary Contributions credited to his Account and the earnings credited with respect thereto upon the occurrence of any of the following events: (i) the Participant's attainment of age 65, (ii) the Participant's Disability, or (iii) the Participant's death.

                  (b) CHANGE IN CONTROL. If a Change in Control occurs with respect to the Controlling Company and a Participant's employment with the Controlling Company and all other members of the Controlled Group is terminated
(i) within 24 months following the date of the Change in Control, or (ii) within 6 months prior to the date of the Change in Control and is related to such Change in Control, and in the case of either (i) or (ii) such termination is a result of Involuntary Termination or Voluntary Termination, then the Participant shall be immediately 100 percent vested in the Matching and Discretionary Contributions credited to his Account and the earnings credited with respect thereto as of the later of the date of such Change in Control or the date of such termination. Matching and Discretionary Contributions credited to a Participant's Account after the date of a Change in Control and the earnings credited with respect thereto shall continue to vest in accordance with the vesting schedule.

         3.8      NOTICE TO PARTICIPANTS OF ACCOUNT BALANCES.

                  At least once for each Plan Year, the Administrative Committee shall cause a written statement of a Participant's Account balance to be distributed to the Participant.

         3.9      GOOD FAITH VALUATION BINDING.

                  In determining the value of the Accounts, the Administrative Committee shall exercise its best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries.

         3.10     ERRORS AND OMISSIONS IN ACCOUNTS.

                  If an error or omission is discovered in the Account of a Participant or in the amount of a Participant's deferrals, the Administrative Committee, in its sole discretion, shall cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission.

                                   ARTICLE IV
                                INVESTMENT FUNDS


         4.1      SELECTION BY ADMINISTRATIVE COMMITTEE.

         The Administrative Committee may change, add or remove Investment Funds on a prospective basis at any time(s) and in any manner it deems appropriate.

         4.2      PARTICIPANT DIRECTION OF DEEMED INVESTMENTS.

                  Each Participant generally may direct the manner in which his Account shall be deemed invested in and among the Investment Funds. Any Participant investment directions permitted hereunder shall be made in accordance with the following terms:

                  (a) NATURE OF PARTICIPANT DIRECTION. The selection of Investment Funds by a Participant shall be for the sole purpose of determining the rate of return to be credited to his Account, and shall not be treated or interpreted in any manner whatsoever as a requirement or direction to actually invest assets in any Investment Fund or any other investment media. The Plan, as an unfunded, nonqualified deferred compensation plan, at no time shall have any actual investment of assets relative to the benefits or Accounts hereunder. However, the Controlling Company may, under Section 7.2, require a Participating Company to transfer assets to the Trust sufficient to satisfy such Participating Company's obligations under the Plan, and, at the direction of the Controlling Company, such assets may be invested in a manner intended to mirror the performance of the Investment Funds.

                  (b) INVESTMENT OF CONTRIBUTIONS. Each Participant may make an Investment Election prescribing the percentage of his future contributions thereto that will be deemed invested in each Investment Fund. An initial Investment Election of a Participant shall be made as of the date the Participant commences participation in the Plan and shall apply to all contributions credited to such Participant's Account after such date. Such Participant may make subsequent Investment Elections as of any Valuation Date, and each such election shall apply to all future contributions credited to such Participant's Account after the Administrative Committee (or its designee) has a reasonable opportunity to process such election pursuant to such procedures as the Administrative Committee may determine from time to time. Any Investment Election made pursuant to this subsection with respect to future contributions shall remain effective until changed by the Participant.

                  (c) INVESTMENT OF EXISTING ACCOUNT BALANCES. Each Participant may make an Investment Election prescribing the percentage of his existing Account balance that will be deemed invested in each Investment Fund. Such Participant may make such Investment Elections as of any Valuation Date, and each such election shall be effective after the Administrative Committee (or its designee) has a reasonable opportunity to process such election. Each such election shall remain in effect until changed by such Participant.

                  (d) ADMINISTRATIVE COMMITTEE DISCRETION. The Administrative Committee shall have complete discretion to adopt and revise procedures to be followed in making such Investment Elections. Such procedures may include, but are not limited to, the process of making elections, the permitted frequency of making elections, the incremental size of elections, the contribution types to which such elections apply, the deadline for making elections and the effective date of such elections. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines or procedures specified in this Section shall supersede such provisions of this Section without the necessity of a Plan amendment.

                                   ARTICLE V
                          PAYMENT OF ACCOUNT BALANCES


         5.1 BENEFIT PAYMENTS UPON TERMINATION OF SERVICE FOR REASONS OTHER THAN DEATH.

                  (a) GENERAL RULE CONCERNING BENEFIT PAYMENTS. In accordance with the terms of subsection (b) hereof, if a Participant terminates his employment with the Controlling Company and all other members of the Controlled Group for any reason other than death, he (or his Beneficiary, if he dies after such termination of employment but before distribution of his Account) shall be entitled to receive or begin receiving a distribution of the total of: (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching and Discretionary Contributions made since such Valuation Date; and minus (iii) the amount of any distributions made to the Participant since such Valuation Date. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure.

                  (b)      TIMING OF DISTRIBUTION.

                           (i)      General Rule. Except as provided in
subsections (b)(ii), (iii), or (iv) hereof, the vested benefit payable to a Participant under this Section shall be made or commenced as soon as administratively feasible after the date the Participant terminates his employment with the Controlling Company and all other members of the Controlled Group for any reason other than death.

                           (ii)     Benefit Commencement Date Election. A
Participant may elect, at the time he makes a Deferral Election for each Plan Year, to have his vested Account balance attributable to Deferral, Matching and Discretionary Contributions (including earnings) for a Plan Year (his "Annual Account Balance") paid (or commenced) (A) on any date specified in such Deferral Election (whether before or after the date his employment terminates) but not earlier than 1 year after the end of the Plan Year for which the Deferral Election applies, or (B) on the earlier of the date elected under (A) above or the date his employment terminates. A Participant's election hereunder will apply to all subsequent years' Annual Account Balances until he changes it. If a Participant does not make an election hereunder, he shall be deemed to have elected the date described in subsection (b)(i) hereof as the benefit commencement date for his vested Account balance.

                           (iii)    Modifications of Benefit Commencement Date.
With respect to any initially scheduled benefit commencement date (as determined in accordance with subsections (b)(i) or (b)(ii) hereof), a Participant who has not yet reached such initially scheduled benefit commencement date may elect at least 1 year before such date to delay the payment (or commencement) of his Annual Account Balance payable on such date to a later date, or to accelerate an initially scheduled benefit commencement date to an earlier date, and such Annual

Account Balance shall be paid (or commenced) as soon as administratively feasible after such delayed or accelerated date; provided, any election to delay or accelerate payment will be effective only if the rescheduled benefit commencement date occurs no earlier than the first day of the second Plan Year that begins after the date the election to defer or accelerate, as applicable, is made. A Participant may, with respect to each Annual Account Balance, make no more than 5 elections to delay, and no more than 2 elections to accelerate, his scheduled benefit commencement date, subject to the timing restrictions set forth above.

                           (iv)     Administrative Committee Control.
Notwithstanding a Participant's election in subsection (b)(ii) or (iii), the Administrative Committee, in its sole discretion, may accelerate the date for payment (or commencement) of a Participant's benefit.

                           (v)      Number of Benefit Commencement Dates. A
Participant may elect a different benefit commencement date with respect to each Annual Account Balance. The Administrative Committee shall pay (or commence the payment of) the Participant's benefit as soon as administratively feasible after the time(s) specified in such Deferral Election(s).

         5.2      FORM OF DISTRIBUTION.

                  (a)      SINGLE-SUM PAYMENT. Except as provided in subsection
(b) hereof, the benefit payable to a Participant under Section 5.1 shall be distributed in the form of a single-sum payment.

                  (b) ANNUAL INSTALLMENTS. A Participant may elect, at the time he makes a Deferral Election for each Plan Year, to have his Annual Account Balance payable under Section 5.1 paid in the form of annual installment payments. To the extent a Participant elects multiple benefit commencement dates in accordance with Section 5.1(b)(v), such Participant may elect at the time of such subsequent Deferral Elections, to have the Annual Account Balance attributable to such election paid in the form of annual installments beginning as of such benefit commencement dates. If a Participant does not elect the installment form of distribution with respect to a benefit commencement date, his Annual Account Balance corresponding to such benefit commencement date shall be paid in the form of a single-sum payment unless, at least 1 year before such benefit commencement date, the Participant makes an election in writing to receive such Annual Account Balance in the form of installment payments (in accordance with the terms of this subsection). The following terms and conditions shall apply to installment payments made under the Plan:

                           (i)      The installment payments shall be made in
substantially equal annual installments over a period of either 5 or 10 years (adjusted for earnings between payments in the manner described in Section 3.6). The initial value of the obligation for the installment payments shall be equal to the amount of the Participant's Account balance calculated in accordance with the terms of Section 5.1(a).

                           (ii)     If a Participant dies after payment of his
benefit from the Plan has begun, but before his entire benefit has been distributed, the remaining amount of his Account balance shall be distributed to the Participant's designated Beneficiary in the form of a single-sum payment.

                           (iii)    Notwithstanding a Participant's election of
installment payments under this subsection (b), if the Participant's employment with the Controlling Company and all other members of the Controlled Group terminates before he has participated in the Plan for at least 5 full Plan Years, his benefit shall be paid in the form of a single-sum payment.

                           (iv)     Notwithstanding a Participant's election of
installment payments under this subsection (b), the Administrative Committee, in its sole discretion, may cause the Participant's benefit to be paid in the form of a single-sum payment.

         5.3      DEATH BENEFITS.

                  If a Participant dies before payment of his benefit from the Plan is made or commenced, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to such Participant's Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching and Discretionary Contributions made since such Valuation Date; and minus (iii) the amount of any distributions made to the Participant since such Valuation Date. For purposes of this Section, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made at a later date due to delays in valuation, administration or any other procedure. The benefit shall be distributed to such Beneficiary or Beneficiaries, as soon as administratively feasible after the date of the Participant's death, in the form of a single-sum payment.

         5.4      IN-SERVICE DISTRIBUTIONS.

                  (a) HARDSHIP DISTRIBUTIONS. Upon receipt of an application for an in-service hardship distribution and the Administrative Committee's decision, made in its sole discretion, that a Participant has suffered a Financial Hardship, such Participant shall be entitled to receive an in-service distribution. Such distribution shall be paid in a single-sum payment as soon as administratively feasible after the Administrative Committee determines that the Participant has incurred a Financial Hardship. The amount of such single-sum payment shall be limited to the amount that the Administrative Committee determines is reasonably necessary to meet the Participant's requirements resulting from the Financial Hardship. The amount of such distribution shall reduce the Participant's Account balance as provided in
Section 3.5.

                  (b) DISTRIBUTIONS WITH FORFEITURE. Notwithstanding any other provision of this Article V to the contrary, a Participant may elect, at any time prior to the distribution of his entire Account, to withdraw all or any portion of his remaining vested Account balance; provided, each Participant may make only two such elections under this Section 5.4(b). Such distribution shall be made in the form of a single-sum payment in cash as soon as administratively feasible after the date of the Participant's election under this Section 5.4(b). At the time such distribution is made, an amount equal to 8% of the amount distributed shall be permanently and irrevocably forfeited (and, if the distribution request is for more than 92% of such Participant's Account, the forfeiture amount shall be deducted from his distribution amount to the extent there otherwise will be an insufficient remaining Account balance from which to deduct this forfeiture). In addition, the Deferral Election of an active Participant receiving such distribution shall immediately be revoked and the Participant shall not be eligible to enter into a new Deferral Election for a period of 1 year after such distribution. Such Participant may enter into a new Deferral Election effective on the first day of the calendar year coincident with or next following the 1-year anniversary of such distribution by completing a new Deferral Election and satisfying any other procedures for admission hereunder. If such Participant fails to make a Deferral Election on a timely basis, he shall be deemed to have elected not to participate in the Plan at that time.

         5.5      BENEFICIARY DESIGNATION.

                  (a) GENERAL. Participants shall designate and from time to time may redesignate their Beneficiaries in such form and manner as the Administrative Committee may determine.

                  (b) NO DESIGNATION OR DESIGNEE DEAD OR MISSING. In the event that:

                           (1)      a Participant dies without designating a
Beneficiary;

                           (2)      the Beneficiary designated by a Participant
is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary has been designated; or

                           (3)      the Beneficiary designated by a Participant
cannot be located by the Administrative Committee within 1 year from the date benefits are to be paid to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under the Plan shall be the Participant's Surviving Spouse, if any, and if not, the estate of the Participant.

         5.6      TAXES.

                  If the whole or any part of any Participant's or Beneficiary's benefit hereunder shall become subject to any estate, inheritance, income or other tax which the Participating Companies shall be required to pay or withhold, the Participating Companies shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant or Beneficiary whose interests hereunder are so affected. Prior to making any payment, the Participating Companies may require such releases or other documents from any lawful taxing authority as it shall deem necessary. Notwithstanding anything in the Plan to the contrary, the distribution of a Participant's benefit hereunder prior to his termination of employment with the Company shall be limited such that, to the extent the distribution causes the Participant's compensation to exceed the amount that the Administrative Committee determines would be deductible under Code Section 162(m), such excess does not exceed $500,000.

                                   ARTICLE VI
                                     CLAIMS


         6.1      CLAIMS.

                  (a) INITIAL CLAIM. Claims for benefits under the Plan may be filed with the Administrative Committee on forms or in such other written documents, as the Administrative Committee may prescribe. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, citations of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                  (b) APPEAL. Any Participant or Beneficiary who has been denied a benefit shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant (or his duly authorized representative) may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The request for review, together with written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 60 days following the filing of the request for review. If unfavorable, the notice of the decision shall explain the reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                  (c) SATISFACTION OF CLAIMS. Any payment to a Participant or Beneficiary shall to the extent thereof be in full satisfaction of all claims hereunder against the Administrative Committee and the Participating Companies, any of whom may require such Participant or Beneficiary, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Administrative Committee or the Participating Companies. If receipt and release is required but the Participant or Beneficiary (as applicable) does not provide such receipt and release in a timely enough manner to permit a timely distribution in accordance with the general timing of distribution provisions in the Plan, the payment of any affected distribution may be delayed until the Administrative Committee or the Participating Companies receive a proper receipt and release.

                                  ARTICLE VII
                             SOURCE OF FUNDS; TRUST


         7.1      SOURCE OF FUNDS.

                  Except as provided in this Section and Section 7.2 (relating to the Trust), each Participating Company shall provide the benefits described in the Plan from its general assets. However, to the extent that funds in such Trust allocable to the benefits payable under the Plan are sufficient, the Trust assets may be used to pay benefits under the Plan. If such Trust assets are not sufficient to pay all benefits due under the Plan, then the appropriate Participating Company shall have the obligation, and the Participant or Beneficiary who is due such benefits shall look to such Participating Company, to provide the remaining portion of such benefits.

         7.2      TRUST.

                  (a) ESTABLISHMENT. To the extent determined by the Controlling Company, the Participating Companies shall transfer the funds necessary to fund benefits accrued hereunder to the Trustee to be held and administered by the Trustee pursuant to the terms of the Trust Agreement. Except as otherwise provided in the Trust Agreement, each transfer into the Trust Fund shall be irrevocable as long as a Participating Company has any liability or obligations under the Plan to pay benefits, such that the Trust property is in no way subject to use by the Participating Company; provided, it is the intent of the Controlling Company that the assets held by the Trust are and shall remain at all times subject to the claims of the general creditors of the Participating Companies.

                  (b) DISTRIBUTIONS. Pursuant to the Trust Agreement, the Trustee shall make payments to Plan Participants and Beneficiaries in accordance with the terms of the Plan. The Participating Company shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Participating Company.

                  (c) STATUS OF THE TRUST. No Participant or Beneficiary shall have any interest in the assets held by the Trust or in the general assets of the Participating Companies other than as a general, unsecured creditor. Accordingly, a Participating Company shall not grant a security interest in the assets held by the Trust in favor of the Participants, Beneficiaries or any creditor.

                  (d) CHANGE IN CONTROL. As soon as possible but in no event longer than 30 days after the Change in Control, the Participating Companies shall make an irrevocable transfer to the Trustee of an amount that is sufficient to pay each Plan Participant or Beneficiary the benefits to which Plan Participants or their Beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change in Control occurred. In such event, an independent bank or financial institution shall serve as Trustee. The terms of the Trust Agreement shall require the Trustee to make payments in accordance with the terms of the Plan and shall prohibit the Trustee from permitting a reversion to the Controlling Company or any member of the Controlled Group of any Trust assets until the Participating Companies' obligations under the Plan shall be satisfied in full. The terms of the Trust Agreement also shall prohibit the investment in any equity interests of the Controlling Company or any member of the Controlled Group with any cash (or investment earnings attributable thereto) contributed with respect to the obligations hereunder. Notwithstanding this mandatory funding of the Trust, if the Trust Fund is insufficient or the Trustee for any reason is unable or unwilling to make the payments required hereunder, the Participating Companies shall make such payments.

                                  ARTICLE VIII
                            ADMINISTRATIVE COMMITTEE


         8.1      ACTION.

                  Action of the Administrative Committee may be taken with or without a meeting of committee members; provided, action shall be taken only upon the vote or other affirmative expression of a majority of the committee members qualified to vote with respect to such action. If a member of the committee is a Participant or Beneficiary, he shall not participate in any decision which solely affects his own benefit under the Plan. For purposes of administering the Plan, the Administrative Committee shall choose a secretary who shall keep minutes of the committee's proceedings and all records and documents pertaining to the administration of the Plan. The secretary may execute any certificate or any other written direction on behalf of the Administrative Committee.

         8.2      RIGHTS AND DUTIES.

                  The Administrative Committee shall administer the Plan and shall have all powers necessary to accomplish that purpose, including (but not limited to) the following:

                  (a)      To construe, interpret and administer the Plan;

                  (b) To make determinations required by the Plan, and to maintain records regarding Participants' and Beneficiaries' benefits hereunder;

                  (c) To compute and certify to the Participating Companies the amount and kinds of benefits payable to Participants and Beneficiaries, and to determine the time and manner in which such benefits are to be paid;

                  (d) To authorize all disbursements by the Participating Companies pursuant to the Plan;

                  (e) To maintain all the necessary records of the administration of the Plan;

                  (f) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof;

                  (g) To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder;

                  (h) To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan.

The Administrative Committee shall have the exclusive right to construe and interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters shall be final and conclusive on all parties.

         8.3      COMPENSATION, INDEMNITY AND LIABILITY.

                  The Administrative Committee and its members shall serve as such without bond and without compensation for services hereunder. All expenses of the Administrative Committee shall be paid by the Participating Companies. No member of the committee shall be liable for any act or omission of any other member of the committee, nor for any act or omission on his own part, excepting his own willful misconduct. The Participating Companies shall indemnify and hold harmless the Administrative Committee and each member thereof against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his membership on the committee.

                                   ARTICLE IX
                           AMENDMENT AND TERMINATION


         9.1      AMENDMENTS.

                  The Administrative Committee shall have the right, in its sole discretion, to amend the Plan in whole or in part at any time and from time to time. Any amendment shall be in writing and executed by a duly authorized officer of the Controlling Company. An amendment to the Plan may modify its terms in any respect whatsoever, and may include, without limitation, a permanent or temporary freezing of the Plan such that the Plan shall remain in effect with respect to existing Account balances without permitting any new contributions; provided, no such action may reduce the amount already credited to a Participant's Account without the affected Participant's written consent. All Participants and Beneficiaries shall be bound by such amendment.

         9.2      TERMINATION OF PLAN.

The Controlling Company reserves the right to discontinue and terminate the Plan at any time, for any reason. Any action to terminate the Plan shall be taken by the Administrative Committee in the form of a written Plan amendment executed by either the President, Chief Financial Officer or General Counsel of the Controlling Company. If the Plan is terminated, each Participant shall become 100 percent vested in his Account which shall be distributed in a single-sum as soon as practicable after the date the Plan is terminated. The amount of any such distribution shall be determined as of the Valuation Date such termination distribution is to be processed. Such termination shall be binding on all Participants and Beneficiaries.

                                   ARTICLE X
                                 MISCELLANEOUS


         10.1     TAXATION.

                  It is the intention of the Controlling Companies that the benefits payable hereunder shall not be deductible by the Participating Companies nor taxable for federal income tax purposes to Participants or Beneficiaries until such benefits are paid by the Participating Companies, or the Trust, as the case may be, to such Participants or Beneficiaries. Subject to Section 5.6, it is the intention of the Participating Companies that benefits paid under the Plan shall be deductible by the Participating Companies under Code Section 162.

         10.2     NO EMPLOYMENT CONTRACT.

                  Nothing herein contained is intended to be nor shall be construed as constituting a contract or other arrangement between a Participating Company and any Participant to the effect that the Participant will be employed by the Participating Company for any specific period of time.

         10.3     HEADINGS.

                  The headings of the various articles and sections in the Plan are solely for convenience and shall not be relied upon in construing any provisions hereof. Any reference to a section shall refer to a section of the Plan unless specified otherwise.

         10.4     GENDER AND NUMBER.

                  Use of any gender in the Plan will be deemed to include all genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

         10.5     ASSIGNMENT OF BENEFITS.

                  The right of a Participant or his Beneficiary to receive payments under the Plan may not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Participant or Beneficiary, except by will or by the laws of descent and distribution and then only to the extent permitted under the terms of the Plan.

         10.6     LEGALLY INCOMPETENT.

                  The Administrative Committee, in its sole discretion, may direct that payment be made to an incompetent or disabled person, whether because of minority or mental or physical disability, to the guardian of such person or to the person having custody of such person, without further liability on the part of a Participating Company for the amount of such payment to the person on whose account such payment is made.

         10.7     GOVERNING LAW.

                  The Plan shall be construed, administered and governed in all respects in accordance with applicable federal law (including ERISA) and, to the extent not preempted by federal law, in accordance with the laws of the State of Georgia. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer on the 10 day of December, 2001.


                                    INTERFACE, INC.


                                    By: /s/ Raymond S. Willoch
                                       ----------------------------------------

                                    Title: Senior Vice President
                                          -------------------------------------

                                   EXHIBIT A

                            PARTICIPATING COMPANIES
                                 (See ss. 1.24)


COMPANY NAMES                                                 EFFECTIVE DATE
-------------                                                 --------------

Architectural Floors, Inc.                                    November 1, 1997
Bentley Mills, Inc.                                           November 1, 1997
C-TEC, Inc.                                                   November 1, 1997
Guilford of Maine, Inc.                                       November 1, 1997
Guilford of Maine Decorative Fabrics, Inc.                    November 1, 1997
Guilford of Maine Finishing Services, Inc.                    November 1, 1997
Guilford of Maine Marketing Co.                               November 1, 1997
Interface, Inc.                                               November 1, 1997
Interface Architectural Resources, Inc.                       November 1, 1997
Interface Flooring Systems, Inc.                              November 1, 1997
Interface Interior Fabrics, Inc.                              November 1, 1997
Interface Research Corporation                                November 1, 1997
Pandel, Inc.                                                  November 1, 1997
Prince Street Technologies, Ltd.                              November 1, 1997
Renovisions, Inc.                                             November 1, 1997
Re:Source Americas Enterprises, Inc.                          November 1, 1997
Rockland React-Rite, Inc.                                     November 1, 1997
A & F Installations, Inc.                                     January 1, 1998
B. Shehadi & Sons, Inc.                                       January 1, 1998
Canaan Corporation                                            January 1, 1998
Carpet Services of Tampa, Inc.                                January 1, 1998
Congress Flooring Corporation                                 January 1, 1998
Earl W. Bentley Operating Company, Inc.                       January 1, 1998
Facilities Resource Group, Inc.                               January 1, 1998
Floor Concepts, Inc.                                          January 1, 1998
Flooring Consultants, Inc.                                    January 1, 1998
Lasher/White Carpet Company, Inc.                             January 1, 1998
Oldtown Carpet Center, Inc.                                   January 1, 1998
Parcom, Inc.                                                  January 1, 1998
Quaker City International, Inc.                               January 1, 1998
Re:Source Oregon, Inc.                                        January 1, 1998
Re:Source Southern California, Inc.                           January 1, 1998
Re:Source Minnesota, Inc.                                     January 1, 1998
Southern Contract Systems, Inc.                               January 1, 1998
Superior/Rieser Flooring Resources, Inc.                      January 1, 1998
Corporate Floor Works, Inc.                                   May 5, 1998
Atlanta Access, Inc.                                          June 10, 1998
J. Graham, Inc.                                               July 13, 1998

Kustom Karpet Services, Inc.                                  September 11, 1998
Carpet Workshop, Inc.                                         September 14, 1998
Carpet Maintenance Systems, Inc.                              October 22, 1998
Guilford of Maine, Inc.                                       January 1, 1999
Guilford of Maine Decorative Fabrics, Inc.                    January 1, 1999
Guilford of Maine Finishing Services, Inc.                    January 1, 1999
Guilford of Maine Marketing Co.                               January 1, 1999
Intek, Inc.                                                   January 1, 1999
Intek Marketing Company                                       January 1, 1999
Toltec Fabrics, Inc.                                          January 1, 1999
Premier Floors, Inc.                                          February 5, 1999
All Hours Flooring Services, Inc.                             July 1, 1999
Interface Americas, Dyehouse Operations, LLC                  October 23, 2000
Interface Americas, Inc.                                      January 1, 2001



                                      A-2